UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K/A
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 30, 2009

BUSINESS DEVELOPMENT SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-32433	84-1300072
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation or organization)

c/o Suzhou EZTripMart Business Services Co., Ltd.
20/F, 200 Taicang Rd.
Shanghai, China, 200020
(Address of principal executive offices)

+86-21-6328-4904
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Explanatory Note

This current report on Form 8-K/A (this "Amendment") amends the current report on Form 8-K filed by Business Development Solutions, Inc. (the "Company") on March 30, 2009 (the "Original Report"). In the Original Report, the Company disclosed that its Board of Directors had dismissed Child, Van Wagoner & Bradshaw, PLLC ("CVB") as the Company’s registered independent certified public accounting firm, and had appointed PKF, Hong Kong as the Company’s new auditors. The Company had provided CVB with a copy of this disclosure on March 27, 2009, but the Company had not received a copy of the required letter addressed to the SEC, pursuant to Item 304(a) of Regulation S-K, for inclusion as an exhibit in the Original Report. CVB provided the required letter on April 2, 2009 and this Amendment is being filed to include the letter as Exhibit 16.1 to the Original Report.

ITEM 4.01

CHANGE IN REGISTRANT’S CERTIFYING ACCOUNTANT

Prior to the Company’s reverse acquisition transaction with TripMart Holding Limited ("TripMart"), our independent registered public accounting firm was Child, Van Wagoner & Bradshaw, PLLC ("CVB"), while TripMart’s independent registered public accounting firm was PKF, Hong Kong ("PKF"). On March 30, 2009, concurrent with the reverse acquisition transaction, our board of directors approved the dismissal of CVB, as our independent auditor, effective immediately. Concurrent with the decision to dismiss CVB as our independent auditor, our board of directors elected to continue TripMart’s existing relationship with PKF and appointed PKF as the Company’s independent auditor.

CVB’s reports on BDS’ financial statements as of and for the years ended December 31, 2008 and 2007 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that its report for the years ended December 31, 2008 and 2007 contained a going concern qualification as to BDS’ ability to continue as a going concern.

In connection with the audits of the years ended December 31, 2008 and 2007, there were (1) no disagreements with CVB on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of CVB, would have caused CVB to make reference to the subject matter of the disagreements in connection with its reports, and (2) no events of the type listed in paragraphs (A) through (D) of Item 304(a)(1)(v) of Regulation S-K.

During the years ended December 31, 2008 and 2007 and through the date hereof, neither the Company nor anyone acting on our behalf consulted PKF with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and neither a written report was provided to us or oral advice was provided that PKF concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement or reportable events set forth in Item 304(a)(1)(iv) and (v), respectively, of Regulation S-K.

We provided CVB with a copy of this disclosure on March 27, 2009, providing CVB with the opportunity to furnish us with a letter addressed to the SEC stating whether it agrees with the statement made by us herein in response to Item 304(a) of Regulation S-K and, if not, stating the respect in which it does not agree. A copy of the letter from CVB, dated April 2, 2009, is filed as Exhibit 16.1 to this current report.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

(d)         Exhibits

Exhibit No.	Exhibit Description

16.1	Letter of Child, Van Wagoner & Bradshaw, PLLC, dated April 2, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUSINESS DEVELOPMENT SOLUTIONS, INC. By: /s/ Shu Keung Chui Shu Keung Chui Chief Executive Officer
Dated: April 3, 2009

EXHIBIT INDEX

Exhibit No.	Exhibit Description

16.1	Letter of Child, Van Wagoner & Bradshaw, PLLC, dated April 2, 2009.